EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	June 30, 2014		March 31, 2014		December 31, 2013
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$29,162	$28,452	$29,667	$28,523	$47,382	$45,877
Obligations of states and political subdivisions:
Tax-exempt	123,140	127,593	124,282	127,179	127,748	128,426
Taxable	34,577	34,717	33,833	33,624	35,154	34,471
Mortgage-backed securities	91,051	93,613	91,178	92,930	84,849	86,208
Collateralized mortgage obligations,
Issued by U.S. Government agencies	219,858	218,506	194,508	192,066	182,372	178,092
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	498,448	503,541	474,128	474,982	478,165	473,734
Marketable equity securities	6,122	9,207	6,128	9,032	6,038	8,924
Total	$504,570	$512,748	$480,256	$484,014	$484,203	$482,658

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	June 30,	Mar. 31,	Dec. 31,	June 30,
	2014	2014	2013	2013
Residential mortgage:
Residential mortgage loans - first liens	$291,690	$295,869	$299,831	$304,806
Residential mortgage loans - junior liens	22,401	23,048	23,040	24,797
Home equity lines of credit	34,633	34,755	34,530	33,076
1-4 Family residential construction	13,948	12,635	13,909	14,895
Total residential mortgage	362,672	366,307	371,310	377,574
Commercial:
Commercial loans secured by real estate	145,934	146,569	147,215	155,168
Commercial and industrial	46,778	40,477	42,387	45,812
Political subdivisions	11,617	10,436	16,291	24,033
Commercial construction and land	8,550	14,692	17,003	20,189
Loans secured by farmland	8,380	8,602	10,468	11,134
Multi-family (5 or more) residential	10,548	10,906	10,985	6,397
Agricultural loans	3,116	3,159	3,251	3,061
Other commercial loans	13,816	14,343	14,631	543
Total commercial	248,739	249,184	262,231	266,337
Consumer	10,203	10,327	10,762	11,059
Total	621,614	625,818	644,303	654,970
Less: allowance for loan losses	(7,267)	(8,343)	(8,663)	(7,198)
Loans, net	$614,347	$617,475	$635,640	$647,772

Loans Held for Sale
(In Thousands)	June 30,	Mar. 31,	Dec. 31,	June 30,
	2014	2014	2013	2013
Residential mortgage loans originated
and serviced - outstanding balance	$150,725	$147,524	$146,008	$127,214
Less: outstanding balance of loans sold	(150,725)	(147,391)	(145,954)	(126,489)
Loans held for sale, net	$0	$133	$54	$725

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	Mar. 31,	June 30,	June 30,
	2014	2014	2014	2013
Balance, beginning of period	$8,343	$8,663	$8,663	$6,857
Charge-offs	(1,546)	(274)	(1,820)	(245)
Recoveries	24	265	289	337
Net (charge-offs) recoveries	(1,522)	(9)	(1,531)	92
Provision (credit) for loan losses	446	(311)	135	249
Balance, end of period	$7,267	$8,343	$7,267	$7,198

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	June 30,	Mar. 31,	Dec 31,	June 30,
	2014	2014	2013	2013
Impaired loans with a valuation allowance	$3,804	$9,576	$9,889	$1,874
Impaired loans without a valuation allowance	10,258	5,430	6,432	5,097
Total impaired loans	$14,062	$15,006	$16,321	$6,971

Total loans past due 30-89 days and still accruing	$4,837	$7,650	$8,305	$6,114

Nonperforming assets:
Total nonaccrual loans	$13,598	$14,257	$14,934	$6,697
Total loans past due 90 days or more and still accruing	3,050	2,160	3,131	2,202
Total nonperforming loans	16,648	16,417	18,065	8,899
Foreclosed assets held for sale (real estate)	1,419	1,321	892	890
Total nonperforming assets	$18,067	$17,738	$18,957	$9,789

Loans subject to troubled debt restructurings (TDRs):
Performing	$2,069	$3,020	$3,267	$2,187
Nonperforming	6,038	112	908	1,154
Total TDRs	$8,107	$3,132	$4,175	$3,341

Total nonperforming loans as a % of loans	2.68%	2.62%	2.80%	1.36%
Total nonperforming assets as a % of assets	1.44%	1.44%	1.53%	0.80%
Allowance for loan losses as a % of total loans	1.17%	1.33%	1.34%	1.10%
Allowance for loan losses as a % of nonperforming loans	43.65%	50.82%	47.95%	80.89%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2014	Return/	3/31/2014	Return/	6/30/2013	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$372,666	2.18%	$345,663	2.22%	$323,248	2.14%
Tax-exempt	123,568	5.35%	126,030	5.45%	132,198	5.76%
Total available-for-sale securities	496,234	2.97%	471,693	3.08%	455,446	3.19%
Interest-bearing due from banks	33,106	0.39%	30,099	0.40%	23,044	0.40%
Federal funds sold	0	0.00%	0	0.00%	3	0.00%
Loans held for sale	282	7.11%	119	10.22%	787	6.12%
Loans receivable:
Taxable	585,593	5.54%	595,514	5.45%	625,215	5.79%
Tax-exempt	36,422	5.62%	39,662	5.82%	33,690	5.88%
Total loans receivable	622,015	5.54%	635,176	5.47%	658,905	5.80%
Total Earning Assets	1,151,637	4.29%	1,137,087	4.35%	1,138,185	4.64%
Cash	17,484		16,299		16,961
Unrealized gain/loss on securities	6,539		2,752		13,820
Allowance for loan losses	(8,402)		(8,780)		(7,229)
Bank premises and equipment	16,889		17,283		18,351
Intangible Asset - Core Deposit Intangible	75		83		120
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	40,965		42,326		43,127
Total Assets	$1,237,129		$1,218,992		$1,235,277

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$179,018	0.12%	$179,617	0.12%	$167,404	0.12%
Money market	198,753	0.15%	195,596	0.14%	204,444	0.15%
Savings	121,741	0.10%	118,529	0.10%	117,224	0.10%
Certificates of deposit	138,250	0.81%	134,833	0.87%	150,358	1.00%
Individual Retirement Accounts	120,987	0.39%	122,389	0.38%	130,368	0.44%
Other time deposits	1,138	0.00%	812	0.00%	1,161	0.00%
Total interest-bearing deposits	759,887	0.29%	751,776	0.30%	770,959	0.35%
Borrowed funds:
Short-term	4,766	0.08%	10,049	0.20%	5,684	0.14%
Long-term	73,232	4.03%	73,300	4.03%	73,615	4.03%
Total borrowed funds	77,998	3.79%	83,349	3.57%	79,299	3.75%
Total Interest-bearing Liabilities	837,885	0.62%	835,125	0.63%	850,258	0.67%
Demand deposits	204,664		193,402		193,115
Other liabilities	7,971		8,158		8,292
Total Liabilities	1,050,520		1,036,685		1,051,665
Stockholders' equity, excluding
other comprehensive income/loss	182,258		180,440		174,782
Other comprehensive income/loss	4,351		1,867		8,830
Total Stockholders' Equity	186,609		182,307		183,612
Total Liabilities and Stockholders' Equity	$1,237,129		$1,218,992		$1,235,277
Interest Rate Spread		3.67%		3.72%		3.97%
Net Interest Income/Earning Assets		3.84%		3.89%		4.15%

Total Deposits (Interest-bearing
and Demand)	$964,551		$945,178		$964,074

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2014	Return/	6/30/2013	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$359,239	2.20%	$319,451	2.23%
Tax-exempt	124,792	5.40%	131,166	5.75%
Total available-for-sale securities	484,031	3.03%	450,617	3.25%
Interest-bearing due from banks	31,611	0.40%	26,323	0.39%
Federal funds sold	0	0.00%	9	0.00%
Loans held for sale	201	8.03%	1,486	4.48%
Loans receivable:
Taxable	590,526	5.49%	630,716	5.84%
Tax-exempt	38,033	5.72%	36,077	5.84%
Total loans receivable	628,559	5.51%	666,793	5.84%
Total Earning Assets	1,144,402	4.32%	1,145,228	4.69%
Cash	16,895		16,523
Unrealized gain/loss on securities	4,656		15,038
Allowance for loan losses	(8,590)		(7,178)
Bank premises and equipment	17,085		18,502
Intangible Asset - Core Deposit Intangible	79		126
Intangible Asset - Goodwill	11,942		11,942
Other assets	41,642		43,252
Total Assets	$1,228,111		$1,243,433

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$179,316	0.12%	$170,758	0.12%
Money market	197,183	0.14%	203,293	0.14%
Savings	120,144	0.10%	116,883	0.10%
Certificates of deposit	136,551	0.84%	155,158	1.09%
Individual Retirement Accounts	121,684	0.38%	132,212	0.47%
Other time deposits	976	0.00%	1,004	0.00%
Total interest-bearing deposits	755,854	0.30%	779,308	0.38%
Borrowed funds:
Short-term	7,393	0.16%	4,956	0.12%
Long-term	73,266	4.03%	78,451	4.01%
Total borrowed funds	80,659	3.68%	83,407	3.78%
Total Interest-bearing Liabilities	836,513	0.62%	862,715	0.70%
Demand deposits	199,064		189,025
Other liabilities	8,064		8,582
Total Liabilities	1,043,641		1,060,322
Stockholders' equity, excluding
other comprehensive income/loss	181,354		173,686
Other comprehensive income/loss	3,116		9,425
Total Stockholders' Equity	184,470		183,111
Total Liabilities and Stockholders' Equity	$1,228,111		$1,243,433
Interest Rate Spread		3.70%		3.99%
Net Interest Income/Earning Assets		3.86%		4.16%

Total Deposits (Interest-bearing
and Demand)	$954,918		$968,333

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013
Service charges on deposit accounts	$1,314	$1,223	$1,242	$2,537	$2,468
Service charges and fees	134	127	145	261	279
Trust and financial management revenue	1,138	1,047	1,045	2,185	1,989
Brokerage revenue	242	227	237	469	381
Insurance commissions, fees and premiums	27	32	59	59	104
Interchange revenue from debit card transactions	517	453	505	970	969
Net gains from sales of loans	265	151	552	416	1,056
(Decrease) increase in fair value of servicing rights	(53)	105	(3)	52	5
Increase in cash surrender value of life insurance	91	88	99	179	192
Net (loss) gain from premises and equipment	(1)	0	0	(1)	0
Other operating income	306	298	310	604	591
Total other operating income, before realized
gains on available-for-sale securities, net	$3,980	$3,751	$4,191	$7,731	$8,034

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013
Salaries and wages	$3,646	$3,565	$3,635	$7,211	$7,235
Pensions and other employee benefits	1,153	1,319	1,034	2,472	2,289
Occupancy expense, net	641	715	599	1,356	1,233
Furniture and equipment expense	466	472	483	938	977
FDIC Assessments	146	147	147	293	299
Pennsylvania shares tax	337	341	351	678	701
Professional fees	144	148	461	292	618
Automated teller machine and interchange expense	218	211	312	429	584
Software subscriptions	201	190	209	391	432
Other operating expense	1,395	1,416	1,289	2,811	2,705
Total noninterest expense, before loss on
prepayment of borrowings	8,347	8,524	8,520	16,871	17,073
Loss on prepayment of borrowings	0	0	0	0	1,023
Total noninterest expense	$8,347	$8,524	$8,520	$16,871	$18,096